Ampligen’s potential role as a prophylactic and/or an early-onset antiviral treatment for Ebola virus disease

June 2026

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations, beliefs, plans, objectives, prospects, assumptions, and projections. These forward-looking statements involve a number of risks and uncertainties. Actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including the risks described below and in our SEC filings. Forward-looking statements are based on assumptions that may prove to be incorrect or may not materialize. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “plan,” “potential,” “seek,” or similar expressions, or the negative of such expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake any obligation to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof, except as required by law. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Among the studies are clinical trials that provide only preliminary data with a small number of subjects, and no assurance can be given that the findings in these studies will prove true or that the study or studies will yield favorable results. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements. Please review the “Risk Factors” section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission for a discussion of important factors that could cause actual results to differ materially from those described in the forward-looking statements. Our SEC filings are available at www.sec.gov and at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

This Presentation does not constitute or form part of and should not be construed as an offer or the solicitation of an offer to subscribe for or purchase securities of the Company or any other entity, and nothing contained herein shall form the basis of or be relied on in connection with any action, contract, commitment or relating thereto or to the securities of the Company.

We are a late-stage clinical immuno-pharma company focused on developing therapeutics across a number of disease areas, from immuno-oncology to immune disorders to viral diseases

Important Clinical Asset

Lead drug Ampligen® is an immuno-modulator that has shown broad spectrum activity in human clinical studies with significant positive data published in numerous well-respected journals and presented at major global conferences

Active Clinical Programs

Across multiple high-value indications, including pancreatic cancer and ovarian cancer as primary and secondary research and development targets

Major Industry and University Collaborators

Clinical trial funding and support has come predominantly from government grants; industry leaders such as AstraZeneca and Merck Sharpe & Dohme; and leading global research institutions such as the Erasmus Medical Center, the University of Pittsburgh Medical Center and the Roswell Park Comprehensive Cancer Center

Rintatolimod's (Ampligen) Excellent Safety Profile

- Unique TLR3 agonist with differentiated mechanism and favorable safety profile
- Activates TRIF pathway, avoiding the systemic inflammatory MyD88 pathway
- IV administration over 30–60 minutes
- Generally well-tolerated across >100,000 IV doses and cleared for use in Phase 1 intraperitoneal and intranasal clinical studies
- Extensive clinical exposure (>600 patient-years)
- Common adverse events are mild and limited to transient flushing and mild flu-like symptoms
- Regulatory experience: Approved for severe CFS in Argentina; FDA "Compassionate Care" Treatment IND (CFS); Early Access Program in the Netherlands (pancreatic cancer)
- Received Orphan Drug Designations from the FDA and EMA in multiple indications, including Ebola virus and pancreatic cancer

Safety, tolerability and biological activity of repeated intranasal administration of Ampligen in healthy subjects

Goal

To assess the safety, tolerability and biological activity of a 13-day dosing regimen for intranasal Ampligen administered every other day

Methods

- Randomized, double blind, dose-escalation study
- 7 consecutive intranasal doses of Ampligen or placebo administered every other day
- Study population: healthy male and female subjects (age 18-70 yrs)
- Four cohorts of 10 subjects (8 active: 2 placebo)
- Dose levels: 75 µg, 200 µg, 500 µg, 1250 µg

Results

- Repeated intranasal administration of Ampligen was well-tolerate; No severe or serious adverse events (AEs) reported
- Solicited local AEs were comparable across all treatment groups and placebo
- Increases in IL-6, IL-8, and TNF production was observed for both Ampligen and placebo after dosing
- MCP-1 and RANTES peaked 3-24 hours after administration, mainly for 500 µg rintatolimod
- At doses evaluated, intranasal Ampligen administration did not drive a significant change in nasal immune cell abundance

Conclusion: Repeated intranasal administration of rintatolimod every other day was well-tolerated in all tested dose levels

Ebola Orphan Drug Designations

The FDA has granted the Orphan-Drug Designation for treatment of Ebola virus disease (DRU-2022-9079)

The European Medicines Agency has granted the Orphan Medicinal Products Designation for Ampligen as a potential treatment for Ebola (EU/3/15/1480)

“Ebola virus disease: *In vivo* protection provided by the PAMP restricted TLR3 agonist rintatolimod and its mechanism of action”

Corona, et al. *Antiviral Research* 212 (April 2023): 105554

- Rintatolimod offers 100% protection against Ebola virus disease in a 100% lethal mouse model
- Protection from Ebola in mice was seen at IP doses of 6 mg/kg, which is a dosing level also feasible in human administration
- Rintatolimod is generally well-tolerated in humans at IV doses of 6 mg/kg
- Mechanism of action: Rintatolimod blocks Ebola VP35 viral dsRNA binding
- Rintatolimod acts as Pathogen-Activated Molecular Pattern (PAMP) restricted agonist for direct TLR3 activation

Read the full journal article

USAMRIID, 2015

Evaluating the efficacy of Ampligen in mouse model of EBOV infection

Study Design

Groups	Mice #	Treatment	Treatment Dose	Treatment Route	Treatment Regimen	Mice monitoring
1	10	saline	saline	IP	SID; +4 hr, +2, +4, +6, +8, +10, +12 days (total 7 doses)	Monitor weight and survival for 21 days
2	10	Ampligen	6 mg/kg	IP		
3	10	Ampligen	12 mg/kg	IP		
4	10	Ampligen	18 mg/kg	IP		

Mice: Balb/c
Virus: Mouse-adapted Ebola Virus
Virus Dose: 1,000 pfu
Virus Route: IP

USAMRIID, 2015
Evaluating the efficacy of Ampligen in mouse model of EBOV infection

Results



250
200
150
100
50
0
weights (gms)
0
3
6
9
12
15
18
21
Days post infection
Control
Ampligen (6 mg/kg)
Ampligen (12 mg/kg)
Ampligen (18 mg/kg)



100
75
50
25
0
% survival
0
3
6
9
12
15
18
21
Days post infection
Control
Ampligen (6 mg/kg)
Ampligen (12 mg/kg)
Ampligen (18 mg/kg)

- A 90-100% survival observed up to day 21 in Ampligen treated mice
- The mice treated with low-dose Ampligen did not lose weight
- The dip in weight loss in the other two treatment groups is due to the loss of one mouse
- Mouse loss is likely due to increased toxicity, as mice are more sensitive in terms of toxicity than humans

Ampligen's potential role as a prophylactic and/or an early-onset antiviral treatment for Ebola virus disease

June 2026